Information included herein, marked with [*], is being filed pursuant to a request for confidential treatment.


                              Amendment Number 3 to
                     Launch Services Agreement LKEC-9411-002
                         dated 14 November 1994, through
                      Amendment Number 2, dated 9 June 1995


         This Amendment Number 3 (the "Amendment") is entered into this 23rd day of August, 1996, by and between PanAmSat Corporation, a Connecticut corporation and the successor in interest to PanAmSat, L.P. ("PanAmSat" or "Customer"), and Lockheed-Khrunichev-Energia International, Inc. ("LKEI" or "Contractor"). This Amendment amends that certain Launch Services Agreement, dated November 14, 1994, by and between PanAmSat and LKEI (the "Agreement"). All capitalized terms used in this Amendment, unless otherwise specified, have the meanings set forth in the Agreement.

         WHEREAS, PanAmSat and LKEI each desire to make certain changes to the Agreement.

         NOW, THEREFORE, in consideration of the mutual benefits to be derived, and for other good and valuable consideration, the receipt of which is hereby acknowledged, PanAmSat and LKEI agree that:

         1.    Payment Schedule for Launch B.  The payment schedule set forth in
               ------------------------------
Section 6.1 is modified with respect to Launch B as follows:



             **********************             *********************
             **********************             *********************
             **********************             *********************
             **********************             *********************
             **********************             *********************
             **********************             *********************
             **********************             *********************
             **********************             *********************

The information below, marked with [*], is being filed pursuant to a request for confidential treatment.



          2.  Manner and Payment Location. In accordance with the LKEI notice,
              ----------------------------
LKEB-9604-0077, dated 15 April 1996, Section 6.3 (Article 6.3 in the notice above) is deleted in its entirety and the following inserted in lieu thereof:

         "6.3 Manner and Payment Location. All payments in connection with this
              ----------------------------
Agreement shall be made in immediately available funds to Contractor' s account by telegraphic bank transfer, with telex notice from the issuing bank to the receiving bank as follows:
                           Citibank N. A.
                           One Penn's Way
                           New Castle, DE 19720
                           ******************
                           ******************

          3.  Designated Launch Period. The table set forth in Section 7.1 of
              -------------------------
the Agreement is amended in its entirety to read as follows:

                                 "Launch Period
                                  -------------

         PAS A (Hughes 601 HP Satellite)             04/01/97-06/30/97
         PAS B (Loral FS- 1300)                      01/01/98-03/31/98
         PAS C (satellite configuration TBD)         10/01/98-12/31/98

         * Final satellite identity and configuration to be determined no later than L-18 months for affected launch."

         For the avoidance of doubt, reference in the Agreement to the original Launch Period designated in the Agreement shall refer to the above schedule.

The information below, marked with [*], is being filed pursuant to a request for confidential treatment.


          4.  Right to Retain Payments. The portion of the table (entitled
              -------------------------
"Amount or % of Contract Price") relating to the Launch of PAS-B set forth in
Section 20.5 of the Agreement is amended in its entirety to read as follows:

                         "Date                     Launch B
                          ----                     --------

                  Current to 7/31/96                 ***
                  08/01/96-01/31/97                  ***
                  01/31/97                           *** "

          5.  Replacement Launch Services. Sections 34.3 and 34.4 of the
              ----------------------------
Agreement are amended in their entirety to read as follows:


         "34.3 Election of Replacement Launch Services. Within ****** after a
               ----------------------------------------
determination of a Launch-Mission Failure, or within ********* after a successful launch in which there is a Payload Failure, Customer may elect to obtain Replacement Launch Services, by providing written notification to the Contractor Representative identified in Article 31, NOTICES, of this Agreement.

           a. This Notice shall specifically cite this Article and identify the affected launch, including launch date and payload for which the Replacement Launch Service is being obtained; and

The information below, marked with [*], is being filed pursuant to a request for confidential treatment.


                  b. The Contractor shall, if requested by Customer, provide a ********************************************** from the date of notification. If an earlier Launch Period is requested by Customer then, subject to obligations of the Contractor to other customers of Contractor and the availability of a Launch Opportunity, the Contractor shall assign the earlier Launch Period. The foregoing notwithstanding, the parties shall negotiate in good faith to establish the price of a Replacement Launch within the pricing parameters set forth in Section 34.5 below within two (2) weeks following Customer' s notification. If the parties are unable to agree upon a price within the two (2) week period, unless Customer agrees, subject to any further negotiation that may be conducted, to pay the maximum price required under Section 34.5 or, if less, Contractor' s last best offer, Contractor' s obligations to provide Customer with a Replacement Launch within the period specified shall slip day for day until an agreement upon price is reached.


         34.4 Determination of Launch Slot or Launch Period. Within 30 days
              ----------------------------------------------
after receipt of Customer' s notice pursuant to paragraph 34.4 above, the Parties shall mutually agree upon a Launch Slot or a Launch Period, as applicable, taking into account the Customer' s request as well as the available launch opportunities."


         6.   Technical Provisions
              --------------------
                           ***********
                           ***********
                           ***********
                           ***********
                           ***********

          7.  Execution in Counterparts. This Amendment may be executed in
              --------------------------
several counterparts, each of which shall be deemed an original, and all of these counterparts together shall constitute but one and the same instrument.


                  Each of the parties have duly executed and delivered this Amendment as of the day and year first written above.



                                            PANAMSAT CORPORATION

                                            BY:   /s/ Frederick A. Landman
                                                 ---------------------------
                                            NAME:   Frederick A. Landman
                                            TITLE:  President and CEO



                                            LOCKHEED-KHRUNICHEV-ENERGIA
                                            INTERNATIONAL, INC.

                                            BY:   /s/ Ronald D. Stoneburner
                                                 ---------------------------
                                            NAME:  Ronald D. Stoneburner
                                            TITLE: Vice President, Contracts